     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 6, 1998


                                                      REGISTRATION NO. 333-60087

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 1
                                       TO
                                   FORM SB-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                       PREFERRED EMPLOYERS HOLDINGS, INC.
                 (Name of small business issuer in its charter)

            DELAWARE                            6411                           65-0698779
--------------------------------  --------------------------------  --------------------------------
   (State or jurisdiction of        (Primary Standard Industrial            (I.R.S. Employer
 incorporation or organization)     Classification Code Number)          Identification Number)

                            10800 BISCAYNE BOULEVARD
                              MIAMI, FLORIDA 33161
                                 (305) 893-4040
                         (Address and telephone number
                        of principal executive offices)

                              WILLIAM R. DRESBACK
                       PREFERRED EMPLOYERS HOLDINGS, INC.
                            10800 BISCAYNE BOULEVARD
                              MIAMI, FLORIDA 33161
                                 (305) 893-4040
                      (Name, address and telephone number
                             of agent for service)

             COPIES OF ALL COMMUNICATIONS, INCLUDING COMMUNICATIONS
                 SENT TO AGENT FOR SERVICE, SHOULD BE SENT TO:
                            Donald J. Bezahler, Esq.
                             Baer Marks & Upham LLP
                                805 Third Avenue
                            New York, New York 10022
                                 (212) 702-5700

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 27. EXHIBITS.

    The following is a list of Exhibits filed as a part of this Registration
Statement:


  EXHIBITS                                        DESCRIPTION OF DOCUMENT                                          PAGE
-----------  -------------------------------------------------------------------------------------------------     -----

       3.1   Certificate of Incorporation of the Company (Incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2, No. 333-14103).

       3.2   By-Laws of the Company (Incorporated herein by reference to Exhibit 3.2 to the Company's
             Registration Statement on Form SB-2, No. 333-14103).

       4.1   Form of Representative Warrants (Incorporated herein by reference to Exhibit 4.1 to the Company's
             Registration Statement on Form SB-2, No. 333-14103).

       4.2   Specimen Common Stock Certificate (Incorporated herein by reference to Exhibit 4.2 to the
             Company's Registration Statement on Form SB-2, No. 333-14103).

       4.3   Form of 7% Convertible Subordinated Note (Incorporated herein by reference to Exhibit 4.1 to the
             Company's Current Report on Form 8-K, dated May 4, 1998 (filed on June 2, 1998)).

       4.4   Form of Agent's Warrant (Incorporated herein by reference to Exhibit 4.2 to the Company's Current
             Report on Form 8-K, dated May 4, 1998 (filed on June 2, 1998)).

     **5.1   Opinion of Baer Marks & Upham LLP regarding validity of Common Stock.

      10.1   Form of the Company's 1996 Employee Stock Option Agreement (Incorporated herein by reference to
             Exhibit 10.1 to the Company's Registration Statement on Form SB-2, No. 333-14103).

      10.2   Form of Share Escrow Agreement among the Company, Baer Marks & Upham LLP and Howard Odzer together with the Letter Agreement Regarding Additional Terms (Incorporated herein by reference to Exhibit 10.2 to the Company's Registration Statement on Form SB-2, No. 333-14103).

      10.3   Employment Agreement, dated May 15, 1995, between the Company and Howard Odzer (Incorporated herein by reference to Exhibit 10.3 to the Company's Registration Statement on Form SB-2, No.
             333-14103).

      10.4   Form of Employment Agreement between the Company and Mel Harris (Incorporated herein by reference to Exhibit 10.4 to the Company's Registration Statement on Form SB-2, No. 333-14103).

      10.5   Letter dated October 21, 1996, from the Company to New Hampshire Insurance Company regarding the
             Reinsurance Agreement among P.E.G. Reinsurance Company, Ltd., The Insurance Company of the State
             of Pennsylvania and other AIG Affiliates and Form of Reinsurance Agreement (Incorporated herein by reference to Exhibit 10.5 to the Company's Registration Statement on Form SB-2, No.
             333-14103).

      10.6   Office Space Lease Agreement, dated August 1, 1994, between the Company and K/B Opportunity Fund
             I, LP and PEGI (Incorporated herein by reference to Exhibit 10.6 to the Company's Registration
             Statement on Form SB-2, No. 333-14103).

      10.7   Form of Advisory Services Letter Agreement between the Company and the Representative
             (Incorporated herein by reference to Exhibit 10.7 to the Company's Registration Statement on Form
             SB-2, No. 333-14103).

  EXHIBITS                                        DESCRIPTION OF DOCUMENT                                          PAGE
-----------  -------------------------------------------------------------------------------------------------     -----
      10.8   Stock Repurchase Agreement dated as of May 15, 1995, among the Company, Howard Odzer and Ronald
             Rothstein (Incorporated herein by reference to Exhibit 10.8 to the Company's Registration
             Statement on Form SB-2, No. 333-14103).

      10.9   Cost Sharing Agreement dated January 3, 1996, between the Company and International Insurance
             Group, Inc. (Incorporated herein by reference to Exhibit 10.9 to the Company's Registration
             Statement on Form SB-2, No. 333-14103).

     10.10   Form of Share Exchange Agreement among the Company and certain stockholders of PEGI listed therein (Incorporated herein by reference to Exhibit 10.10 to the Company's Registration
             Statement on Form SB-2, No. 333-14103).

     10.11   Amended and Restated Shareholders Agreement dated as of May 15, 1995, among the Company, Howard
             Odzer and Mel Harris (Incorporated herein by reference to Exhibit 10.11 to the Company's
             Registration Statement on Form SB-2, No. 333-14103).

     10.12   Form of Employment Agreement between the Company and Howard Odzer (Incorporated herein by reference to Exhibit 10.12 to the Company's Registration Statement on Form SB-2, No. 333-14103).

     10.13   Agency Agreement dated September 1, 1994, among the Company, General Accident Insurance Company of America ("GAIC") and certain affiliates of GAIC (Incorporated herein by reference to Exhibit
             10.13 to the Company's Registration Statement on Form SB-2, No. 333-14103).

     10.14   General Agency Agreement dated January 1, 1993, among the Company, The Insurance Company of the
             State of Pennsylvania and certain affiliates of AIG (Incorporated herein by reference to Exhibit
             10.14 to the Company's Registration Statement on Form SB-2, No. 333-14103).

     10.15   The Company's 1996 Employee Stock Option Plan (Incorporated by reference to the Company's Annual
             Report on Form 10-KSB for the year ended December 31, 1997).

     10.16   Employment Agreement dated July 7, 1997, between the Company and D. Mark Olson (Incorporated herein by reference to the Company's Current Report on Form 8-K, dated July 7, 1997 (filed on
             July 9, 1997)).

     10.17   Asset Purchase Agreement dated as of January 21, 1998, among HSSI Travel Nurse Operations, Inc.,
             Hospital Staffing Services, Inc. and Preferred Employers Acquisition Corp. (Incorporated herein by reference to the Company's Current Report on Form 8-K, dated March 6, 1998 (filed on March 16,
             1998)).

     10.18   Shareholders Agreement dated as of February 11, 1997, among the Company, Howard Odzer and Mel
             Harris (Incorporated hereby by reference to the Company's Annual Report on Form 10-KSB/A No. 1
             for the year ended December 31, 1997).

     10.19   Loan Agreement, dated May 4, 1998, between Preferred Healthcare Staffing, Inc. and City National
             Bank of Florida (Incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated May 4, 1998 (filed on June 2, 1998)).

     10.20   Promissory Note and Security Agreement dated April 27, 1998, by Preferred Healthcare Staffing,
             Inc. to City National Bank of Florida (Incorporated herein by reference to Exhibit 10.2 to the
             Company's Current Report on Form 8-K, dated May 4, 1998 (filed on June 2, 1998)).

     10.21   Continuous Guaranty, dated May 5, 1998, by the Company to City National Bank of Florida
             (Incorporated herein by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K,
             dated May 4, 1998 (filed on June 2, 1998)).

  EXHIBITS                                        DESCRIPTION OF DOCUMENT                                          PAGE
-----------  -------------------------------------------------------------------------------------------------     -----
     10.22   Stock Purchase Agreement, dated July 10, 1998, by and among Preferred Healthcare Staffing, Inc.,
             Debbie Bender-Balazich, Steven Barth, Steven Jones and Stephen M. McLaughlin (Incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated July 10, 1998
             (filed on July 28, 1998)).

     *21.1   Subsidiaries of the Company.

     *23.1   Consent of KPMG Peat Marwick LLP, Independent Accountants.

    **23.2   Consent of Baer Marks & Upham LLP. (Included in Exhibit 5.1)

     *24.1   Power of Attorney (Included on the signature page of this Registration Statement).

      27.1   Finanical Data Schedule (not required).


------------------------


**  Filed herewith.



*   Previously filed.

                                   SIGNATURES

    In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this Registration Statement to be signed on its behalf by the undersigned, in the City of Miami, State of Florida, on August 6, 1998.

                                PREFERRED EMPLOYERS HOLDINGS, INC.

                                By:                      *
                                     -----------------------------------------
                                                     Mel Harris
                                      Chairman, President and Chief Executive
                                                      Officer


    In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Chairman of the Board,
              *                   President, Chief
------------------------------    Executive Officer and       August 6, 1998
          Mel Harris              Director (Principal
                                  Executive Officer)

                                Senior Vice President,
              *                   Chief Financial Officer
------------------------------    and Secretary (Principal    August 6, 1998
     William R. Dresback          Financial and Accounting
                                  Officer)

              *
------------------------------  Director                      August 6, 1998
       Stuart J. Gordon

              *
------------------------------  Director                      August 6, 1998
       Jack D. Burstein

------------------------------  Director                      August 6, 1998
       Maxwell M. Rabb


                /s/ WILLIAM R. DRESBACK
        ---------------------------------------
                  William R. Dresback
  By                ATTORNEY-IN-FACT

                          INDEX TO EXHIBITS FILED WITH
                        FORM SB-2 REGISTRATION STATEMENT


EXHIBITS                                           DESCRIPTION OF DOCUMENT
---------  -------------------------------------------------------------------------------------------------------

     3.1   Certificate of Incorporation of the Company (Incorporated herein by reference to Exhibit 3.1 to the
           Company's Registration Statement on Form SB-2, No. 333-14103).

     3.2   By-Laws of the Company (Incorporated herein by reference to Exhibit 3.2 to the Company's Registration
           Statement on Form SB-2, No. 333-14103).

     4.1   Form of Representative Warrants (Incorporated herein by reference to Exhibit 4.1 to the Company's
           Registration Statement on Form SB-2, No. 333-14103).

     4.2   Specimen Common Stock Certificate (Incorporated herein by reference to Exhibit 4.2 to the Company's
           Registration Statement on Form SB-2, No. 333-14103).

     4.3   Form of 7% Convertible Subordinated Note (Incorporated herein by reference to Exhibit 4.1 to the
           Company's Current Report on Form 8-K, dated May 4, 1998 (filed on June 2, 1998)).

     4.4   Form of Agent's Warrant (Incorporated herein by reference to Exhibit 4.2 to the Company's Current
           Report on Form 8-K, dated May 4, 1998 (filed on June 2, 1998)).

   **5.1   Opinion of Baer Marks & Upham LLP regarding validity of Common Stock.

    10.1   Form of the Company's 1996 Employee Stock Option Agreement (Incorporated herein by reference to Exhibit
           10.1 to the Company's Registration Statement on Form SB-2, No. 333-14103).

    10.2   Form of Share Escrow Agreement among the Company, Baer Marks & Upham LLP and Howard Odzer together with the Letter Agreement Regarding Additional Terms (Incorporated herein by reference to Exhibit 10.2 to the Company's Registration Statement on Form SB-2, No. 333-14103).

    10.3   Employment Agreement, dated May 15, 1995, between the Company and Howard Odzer (Incorporated herein by reference to Exhibit 10.3 to the Company's Registration Statement on Form SB-2, No. 333-14103).

    10.4   Form of Employment Agreement between the Company and Mel Harris (Incorporated herein by reference to
           Exhibit 10.4 to the Company's Registration Statement on Form SB-2, No. 333-14103).

    10.5   Letter dated October 21, 1996, from the Company to New Hampshire Insurance Company regarding the
           Reinsurance Agreement among P.E.G. Reinsurance Company, Ltd., The Insurance Company of the State of
           Pennsylvania and other AIG Affiliates and Form of Reinsurance Agreement (Incorporated herein by reference to Exhibit 10.5 to the Company's Registration Statement on Form SB-2, No. 333-14103).

    10.6   Office Space Lease Agreement, dated August 1, 1994, between the Company and K/B Opportunity Fund I, LP and PEGI (Incorporated herein by reference to Exhibit 10.6 to the Company's Registration Statement on
           Form SB-2, No. 333-14103).

    10.7   Form of Advisory Services Letter Agreement between the Company and the Representative (Incorporated herein by reference to Exhibit 10.7 to the Company's Registration Statement on Form SB-2, No.
           333-14103).

EXHIBITS                                           DESCRIPTION OF DOCUMENT
---------  -------------------------------------------------------------------------------------------------------
    10.8   Stock Repurchase Agreement dated as of May 15, 1995, among the Company, Howard Odzer and Ronald
           Rothstein (Incorporated herein by reference to Exhibit 10.8 to the Company's Registration Statement on
           Form SB-2, No. 333-14103).

    10.9   Cost Sharing Agreement dated January 3, 1996, between the Company and International Insurance Group,
           Inc. (Incorporated herein by reference to Exhibit 10.9 to the Company's Registration Statement on Form
           SB-2, No. 333-14103).

    10.10  Form of Share Exchange Agreement among the Company and certain stockholders of PEGI listed therein
           (Incorporated herein by reference to Exhibit 10.10 to the Company's Registration Statement on Form
           SB-2, No. 333-14103).

    10.11  Amended and Restated Shareholders Agreement dated as of May 15, 1995, among the Company, Howard Odzer and Mel Harris (Incorporated herein by reference to Exhibit 10.11 to the Company's Registration
           Statement on Form SB-2, No. 333-14103).

    10.12  Form of Employment Agreement between the Company and Howard Odzer (Incorporated herein by reference to
           Exhibit 10.12 to the Company's Registration Statement on Form SB-2, No. 333-14103).

    10.13  Agency Agreement dated September 1, 1994, among the Company, General Accident Insurance Company of
           America ("GAIC") and certain affiliates of GAIC (Incorporated herein by reference to Exhibit 10.13 to the Company's Registration Statement on Form SB-2, No. 333-14103).

    10.14  General Agency Agreement dated January 1, 1993, among the Company, The Insurance Company of the State of Pennsylvania and certain affiliates of AIG (Incorporated herein by reference to Exhibit 10.14 to the
           Company's Registration Statement on Form SB-2, No. 333-14103).

    10.15  The Company's 1996 Employee Stock Option Plan (Incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997).

    10.16  Employment Agreement dated July 7, 1997, between the Company and D. Mark Olson (Incorporated herein by reference to the Company's Current Report on Form 8-K, dated July 7, 1997 (filed on July 9, 1997)).

    10.17  Asset Purchase Agreement dated as of January 21, 1998, among HSSI Travel Nurse Operations, Inc.,
           Hospital Staffing Services, Inc. and Preferred Employers Acquisition Corp. (Incorporated herein by reference to the Company's Current Report on Form 8-K, dated March 6, 1998 (filed on March 16, 1998)).

    10.18  Shareholders Agreement dated as of February 11, 1997, among the Company, Howard Odzer and Mel Harris
           (Incorporated hereby by reference to the Company's Annual Report on Form 10-KSB/A No. 1 for the year ended December 31, 1997).

    10.19  Loan Agreement, dated May 4, 1998, between Preferred Healthcare Staffing, Inc. and City National Bank
           of Florida (Incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form
           8-K, dated May 4, 1998 (filed on June 2, 1998)).

    10.20  Promissory Note and Security Agreement dated April 27, 1998, by Preferred Healthcare Staffing, Inc. to
           City National Bank of Florida (Incorporated herein by reference to Exhibit 10.2 to the Company's
           Current Report on Form 8-K, dated May 4, 1998 (filed on June 2, 1998)).

EXHIBITS                                           DESCRIPTION OF DOCUMENT
---------  -------------------------------------------------------------------------------------------------------
    10.21  Continuous Guaranty, dated May 5, 1998, by the Company to City National Bank of Florida (Incorporated
           herein by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K, dated May 4, 1998
           (filed on June 2, 1998)).

    10.22  Stock Purchase Agreement, dated July 10, 1998, by and among Preferred Healthcare Staffing, Inc., Debbie
           Bender-Balazich, Steven Barth, Steven Jones and Stephen M. McLaughlin (Incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated July 10, 1998 (filed on July 28,
           1998)).

   *21.1   Subsidiaries of the Company.

   *23.1   Consent of KPMG Peat Marwick LLP, Independent Accountants.

  **23.2   Consent of Baer Marks & Upham LLP (Included in Exhibit 5.1).

   *24.1   Power of Attorney (Included on the signature page of this Registration Statement).

    27.1   Financial Data Schedule (not required).


------------------------


**  Filed herewith.



*   Previously filed.